                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE
                         7 1/2% SENIOR NOTES DUE 2008

                                TUBOSCOPE INC.

              PURSUANT TO THE PROSPECTUS DATED             , 1998


 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON                    , 1998 (THE "EXPIRATION DATE"), UNLESS THE
 EXCHANGE OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED, TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                            The Exchange Agent is:

                             THE BANK OF NEW YORK

  By Registered or Certified Mail,             By Facsimile (for Eligible
 By Hand or Overnight Courier                       Institutions Only):
        or In Person

                                                     (212) 815-6339


         The Bank of New York
    Corporate Trust Operations                Confirm Receipt of Notice of
          101 Barclay Street                Guaranteed Delivery by Telephone:
               Floor 7E
      New York, New York 10286                       (212) 815-4146


 DELIVERY OF THIS INSTRUMENT TO  AN ADDRESS OTHER THAN  AS SET FORTH ABOVE OR
  TRANSMISSION OF  INSTRUCTIONS VIA  A FACSIMILE NUMBER  OTHER THAN  THE ONE
   LISTED ABOVE WILL NOT CONSTITUTE  A VALID DELIVERY. THE INSTRUCTIONS SET
    FORTH IN  THIS LETTER OF  TRANSMITTAL SHOULD BE READ  CAREFULLY BEFORE
                  THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges receipt of the Prospectus dated               ,
1998 (the "Prospectus"), of Tuboscope Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount principal amount of its 7 1/2% Senior Notes due 2008 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 7 1/2% Senior Notes due 2008 (the "Private Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  The undersigned hereby tenders the Private Notes described in the box entitled "Description of Private Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Private Notes and the undersigned represents that it has received from each beneficial owner of Private Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

  This Letter of Transmittal is to be used by a holder of Private Notes (i) if certificates representing Private Notes are to be forwarded herewith, (ii) if delivery of Private Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering," or (iii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures."

  The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the boxes entitled "Beneficial Owner(s)--Purchaser Status" and "Beneficial Owner(s)--Residence."

  Any beneficial owner whose Private Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Private Notes promptly and instruct such registered holder of Private Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Private Notes, either maker appropriate arrangements to register ownership of the private Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Private Notes. The transfer of record ownership may take considerable time.

  In order to properly complete this Letter of Transmittal, a holder of Private Notes must (i) complete the box entitled "Description of Private Notes," (ii) complete the boxes entitled "Beneficial Owner(s)--Purchaser Status" and "Beneficial Owner(s)--Residence," (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (v) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (v) complete the Substitute Form W-9. Each holder of Private Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

  Holders of Private Notes who desire to tender their Private Notes for exchange and (i) whose Private Notes are not immediately available or (ii) who cannot deliver their Private Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Private Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

  Holders of Private Notes who wish to tender their Private Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Private Notes," complete the boxes entitled and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Private Notes will have tendered for exchange all Private Notes listed in column (3) below. If the holder of Private Notes wishes to tender for exchange less than all of such Private Notes, column (4) must be completed in full. In such case, such holder of Private Notes should refer to Instruction 5.

-------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF PRIVATE NOTES
-------------------------------------------------------------------------------------------------
                   (1)                             (2)                (3)              (4)
                                                                                 PRINCIPAL AMOUNT
                                                                                   TENDERED FOR
  NAME(S) AND ADDRESS(ES) OF REGISTERED                            AGGREGATE      EXCHANGE (MUST
 HOLDER(S) OF PRIVATE NOTE(S), EXACTLY AS      PRIVATE NOTE        PRINCIPAL          BE IN
    NAME(S) APPEAR(S) ON PRIVATE NOTE           NUMBER(S)           AMOUNT           INTEGRAL
    CERTIFICATE(S) (PLEASE FILL IN, IF        (ATTACH SIGNED    REPRESENTED BY      MULTIPLES
                  BLANK)                    LIST IF NECESSARY) CERTIFICATE(S)/1/  OF $1,000)/2/
-------------------------------------------------------------------------------------------------
                                            -----------------------------------------------------
                                            -----------------------------------------------------
                                            -----------------------------------------------------
                                            -----------------------------------------------------
                                            -----------------------------------------------------
                                            -----------------------------------------------------
                                            -----------------------------------------------------
-------------------------------------------------------------------------------------------------

1. Unless indicated in the column "Principal Amount Tendered for Exchange," any tendering Holder of 7 1/2% Senior Notes due 2008 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
2. The minimum permitted tender is $1,000 in principal amount of 7 1/2% Senior Notes due 2008. All other tenders must be in integral multiples of $1,000.
[_] CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.
[_] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY:
    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

[_] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name of Registered Holder of Private Note(s): ______________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Window Ticket Number (if available): _______________________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    Account Number (if delivered by book-entry transfer): ______________________

[_] CHECK HERE IF YOU ARE A BROKER DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

    ____________________________________________________________________________

 SPECIAL ISSUANCE INSTRUCTIONS (SEE        SPECIAL DELIVERY INSTRUCTIONS (SEE
     INSTRUCTIONS 1, 6, 7 AND 8)               INSTRUCTIONS 1, 6, 7 AND 8)


   To be completed ONLY (i) if the           To be completed ONLY if the
 Exchange Notes issued in exchange         Exchange Notes issued in exchange
 for Private Notes, certificates           for Private Notes, certificates
 for Private Notes in a principal          for Private Notes in a principal
 amount not exchanged for Exchange         amount not exchanged for Exchange
 Notes, or Private Notes (if any)          Notes, or Private Notes (if any)
 not tendered for exchange, are to         not tendered for exchange, are to
 be issued in the name of someone          be mailed or delivered (i) to
 other than the undersigned or (ii)        someone other than the undersigned
 if Private Notes tendered by book-        or (ii) to the undersigned at an
 entry transfer which are not              address other than the address
 exchanged are to be returned by           shown below the undersigned's
 credit to an account maintained at        signature.
 DTC.

 Issue to:                                 Issue to:

 Name:______________________________       Name: _____________________________
            (PLEASE PRINT)                               (PLEASE PRINT)

 Address____________________________       Address ___________________________

 ___________________________________       ___________________________________

 ___________________________________       ___________________________________
         (INCLUDE ZIP CODE)                        (INCLUDE ZIP CODE)


 ___________________________________       ___________________________________
    (TAX IDENTIFICATION OR SOCIAL             (TAX IDENTIFICATION OR SOCIAL
            SECURITY NO.)                             SECURITY NO.)

   Credit Private Notes not
 exchanged and delivered by book-
 entry transfer to DTC account set
 forth below:

 ____________________________________
           (ACCOUNT NUMBER)


                         BENEFICIAL OWNER(S)--RESIDENCE
--------------------------------------------------------------------------------

 STATE OF DOMICILE/PRINCIPAL PLACE OF BUSINESS   PRINCIPAL AMOUNT OF PRIVATE NOTES HELD FOR
   OF EACH BENEFICIAL OWNER OF PRIVATE NOTES          ACCOUNT OF BENEFICIAL OWNER(S)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                     BENEFICIAL OWNER(S)--PURCHASER STATUS

The beneficial owner of each of the Private Notes described herein is (check the box that applies):

  [_] A "Qualified Institutional Buyer" as (defined in Rule 144A under the
      Securities Act)

  [_] An "Institutional Accredited Investor" (as defined in Rule 501(a)(1),
      (2), (3) or (7) under the Securities Act

  [_] A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Private Notes outside the United States in accordance with Rule 904 of the Securities Act

  [_] Other (describe)_________________________________________________________

_______________________________________________________________________________

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  Pursuant to the offer by Tuboscope Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the
Prospectus dated            , 1998 (the "Prospectus") and this Letter of
Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7 1/2% Senior Notes due 2008 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 7 1/2% Senior Notes due 2008 (the "Private Notes"), the undersigned hereby tenders to the Company for exchange the Private Notes indicated above.

  By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Private Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Private Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Private Notes with respect to such Private Notes will full power of substitution to (i) deliver certificates representing such Private Notes, or transfer ownership of such Private Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Private Notes for transfer on the books of the Company (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4") equal to or greater than the principal amount of Private Notes tendered hereby; (iii) the tender of such Private Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Private Notes and (v) that when such Private Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered for exchange hereby.

  By tendering, the undersigned hereby further represents to the Company that
(i) the Exchange Notes to be acquired by the undersigned in exchange for the Private Notes tendered hereby and any beneficial owner(s) of such Private Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes,
(iii) the undersigned and each beneficial owner(s) acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Private Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned or any beneficial owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for the Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned does not and will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Private Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Private Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus. Any Private Notes tendered by the undersigned and not accepted for exchange will returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  The undersigned acknowledges that the Company's acceptance of Private Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Private Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Private Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has not obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the holder of Private Note(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Private Note(s).

  IN ORDER TO VALIDLY TENDER PRIVATE NOTES FOR EXCHANGE, HOLDERS OF PRIVATE NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

  Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Private Notes is irrevocable.

                                   SIGN HERE

________________________________________________________________________________

________________________________________________________________________________
                           (SIGNATURE(S) OF OWNER(S)

Date: __________________, 1998

  Must be signed by the registered holder(s) of Private Notes exactly as name(s) appear(s) on certificate(s) representing the Private Notes or on a security position listing or by person(s) authorized to become registered Private Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title):__________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No. (___)_______________________________________________

Tax identification or Social Security Nos.______________________________________

                      PLEASE COMPLETE SUBSTITUTE FORM W-9

                           GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

Authorized Signature:___________________________________________________________

Date:___________________________________________________________________________

Name and Title:_________________________________________________________________
                                 (PLEASE PRINT)

Name of Firm:___________________________________________________________________

                                 INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Associate of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

  a. The Securities Transfer Agents Medallion Program (STAMP)

  b. New York Stock Exchange Medallion Signature Program (MSP)

  c. The Stock Exchange Medallion Program (SEMP)

  Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Private Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

  2. Delivery of this Letter of Transmittal and Private Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Private Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Private Notes or by any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Private Notes who elect to tender Private Notes and (i) whose Private Notes are not immediately available or (ii) who cannot deliver the Private Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Private Notes, the certificate number(s) of such Private Notes and the principal amount of Private Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing such Private Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificate(s) for all tendered Private Notes in proper form for transfer or a Book-Entry confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

  THE METHOD OF DELIVERY OF PRIVATE NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR

ANY PRIVATE NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

  No alternative, conditional or contingent tenders will be accepted. All tendering holders of Private Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Private Notes for exchange.

  3. Inadequate Space. If the space provided in the box entitled "Description of Private Notes" above is inadequate, the certificate numbers and principal amounts of the Private Notes being tendered should be listed on a separate signed schedule affixed hereto.

  4. Withdrawals. A tender of Private Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Private Notes must (i) specify the name of the person who tendered the Private Notes to be withdrawn (the "Depositor"), (ii) identify the Private Notes to be withdrawn (including the certificate number of numbers and aggregate principal amount of such Private Notes), and (iii) be signed by the holder of Private Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Private Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly retendered. Properly withdrawn Private Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  5. Partial Tenders. Tenders of Private Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Private Notes, fill in the principal amount of Private Notes which are tendered for exchange in column (4) of the box entitled "Description of Private Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Private Notes, will be sent to the holders of Private Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

  6. Signatures on this Letter of Transmittal, Assignment and Endorsements.

  (a) The signature(s) of the holder of Private Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Private Notes without alternation, enlargement or any change whatsoever.

  (b) If tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  (c) If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents was there are different registrations or certificates.

  (d) When this Letter of Transmittal is signed by the holder of the Private Notes listed and transmitted hereby, no endorsements of Private Notes or bond powers are required. If, however, Private Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Private Notes, then the Private Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Private Notes appear(s) on the Private Notes. Signatures on such Private Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  (e) If this Letter of Transmittal or Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by this Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  (f) If this Letter of Transmittal is signed by a person other than the registered holder of Private Notes listed, the Private Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Private Notes appear(s) on the certificates. Signatures on such Private Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Private Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Private Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued, or if any Private Notes not tendered for exchange are to be issued or sent to someone other than the holder of Private Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Private Notes tendering Private Notes by book-entry transfer may request that Private Notes not accepted be credited to such account maintained at DTC as such holder of Private Notes may designate.

  9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Private Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Private Notes not properly tendered or any Private Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Private Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured with such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Private Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer--Conditions" in the Prospectus in the case of any Private Notes tendered (except as otherwise provided in the Prospectus).

  11. Mutilated, Lost, Stolen or Destroyed Private Notes. Any tendering Holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address listed below for further instructions:

                             The Bank of New York
                          Corporate Trust Operations
                              101 Barclay Street
                                   Floor 7E
                           New York, New York 10286

  12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under current federal income tax law, a holder of Private Notes whose tendered Private Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Private Notes is awaiting a TIN) and that (A) the holder of Private Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or
(B) the Internal Revenue Service has notified the holder of Private Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Private Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Private Notes may be subject to certain penalties imposed by the Internal Revenue Service.

  Certain holders of Private Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Private Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

  If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Private notes or other Payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The holder of Private Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) or the record owner of the Private Notes. If the Private Notes are held in more than one name or are note held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                       INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                      OF
                         7 1/2% SENIOR NOTES DUE 2008
                                      OF
                                TUBOSCOPE INC.

  The undersigned hereby acknowledges receipt of the Prospectus dated
           , 1998 (the "Prospectus") of Tuboscope Inc., a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used by not defined herein have the meanings ascribed to them in the Prospectus.

  This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 7 1/2% Senior Notes due 2008 (the "Private Notes") held by you for the account of the undersigned.

  The aggregate face amount of the Private Notes held by you for the account of the undersigned is (fill in amount):

  $      of the Private Notes.

  With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

  [_] To TENDER the following Private Notes held by you for the account of the undersigned (insert principal amount of Private Notes to be tendered, if any):

  $      of the Private Notes

  [_] NOT to TENDER any Private Notes held by you for the account of the undersigned.

  If the undersigned instructs you to tender the Private Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Private Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state
of (fill in state)        (ii) the undersigned is acquiring the Exchange Notes
in the ordinary course of business of the undersigned, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of Exchange Notes, (iv) the undersigned acknowledges that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer--Resale of the Exchange Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Private Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (vii) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities o other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any sale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and
(c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Private Notes.

  The purchaser status of the undersigned is (check the box that applies):

  [_]A "Qualified Institutional Buyer" (as defined in Rule 144A under the
     Securities Act)

  [_]An "Institutional Accredited Investor" (as defined in Rule 501(a)(1),
     (2), (3) or (7) under the Securities Act)

  [_]A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Private Notes outside the United States in accordance with Rule 904 of the Securities Act.

  [_]Other (describe)
                     ----------------------------------------------------------

                     ----------------------------------------------------------

                                   SIGN HERE

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------

 Name of Beneficial Owner(s)
                            -------------------------------------------------

 ----------------------------------------------------------------------------

 Signature(s)
             ----------------------------------------------------------------

 ----------------------------------------------------------------------------

 Address:
         --------------------------------------------------------------------

 ----------------------------------------------------------------------------

 Principal place of business (if different from address listed above)
                                                                     --------

 ----------------------------------------------------------------------------

 Telephone Numbers.
                   ----------------------------------------------------------

 ----------------------------------------------------------------------------

 Taxpayer Identification of Social Security Number(s)
                                                     ------------------------

 ----------------------------------------------------------------------------

 Date:
      -----------------------------------------------------------------------

                                 PAYER'S NAME:
-----------------------------------------------------------------------------

                        PART 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
                        CERTIFY BY SIGNING AND         Social Security Number
                        DATING BELOW.                            OR

                                                      -----------------------
 SUBSTITUTE                                           Employer Identification
 FORM W-9                                                      Number
 DEPARTMENT OF          -----------------------------------------------------
 THE TREASURY           PART 2--CERTIFICATION--Under Penalties of Perjury, I
 INTERNAL               Certify that:
 REVENUE                (1) The number shown on this form is my current
 SERVICE                    taxpayer identification number (or I am waiting
                            for a number to be issued to me) and
 PAYER'S REQUEST
 FOR TAXPAYER           (2) I am not subject to backup withholding either
 IDENTIFICATION             because I have not been notified by the Internal
 NUMBER (TIN)               Revenue Service (the "IRS") that I am subject to
                            backup withholding as a result of a failure to
                            report all interest or dividends or the IRS has
                            notified me that I am no longer subject to backup
                            withholding.
                       --------------------------------------------------------
                        PART 3--Awaiting TIN [_]

                       --------------------------------------------------------

                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating from the IRS stating that you are no longer subject to backup withholding, do not cross out item(2).

                        Signature _________________     Date __________________
                        Name __________________________________________________
                        Address _______________________________________________
                        City _________   States _________   Zip Code __________

-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            PAYOR'S NAME: BANK OF NEW YORK TRUST COMPANY OF FLORIDA

-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

 SIGNATURE ____________________________________________  DATE:         , 1997

-------------------------------------------------------------------------------

                               LETTER TO CLIENTS
                        REGARDING THE OFFER TO EXCHANGE
         $100,000,000 PRINCIPAL AMOUNT OF 7 1/2% SENIOR NOTES DUE 2008
                          FOR ANY AND ALL OUTSTANDING
         $100,000,000 PRINCIPAL AMOUNT OF 7 1/2% SENIOR NOTES DUE 2008
                                      OF

                                TUBOSCOPE INC.

To Our Clients:

  We are enclosing herewith a Prospectus, dated           , 1998, of Tuboscope
Inc. (the "Company") and a related Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by the Company to exchange its new 7 1/2% Senior Notes due 2008 (the "Exchange Notes"), pursuant to an offering registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 7 1/2% Senior Notes due 2008 (the "Private Notes") upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal.

  PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON           , 1998, UNLESS EXTENDED.

  The Exchange Offer is not conditioned upon any minimum number of Private Notes being tendered.

  We are the Registered Holder or DTC participant through which you hold an interest in the Private Notes. A tender of such Private Notes can be made only by us pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender your beneficial ownership of Private Notes held by us for your account.

  We request instructions as to whether you wish to tender any or all of your Private Notes held by us for your account pursuant to the terms and subject to the conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal that are to be made with respect to you as beneficial owner.

  Pursuant to the Letter of Transmittal, each holder of Private Notes must make certain representations and warranties that are set forth in the Letter of Transmittal and in the attached form that we have provided to you for your instructions regarding what action we should take in the Exchange Offer with respect to your interest in the Private Notes.

               LETTER TO REGISTERED HOLDERS AND DTC PARTICIPANTS
                        REGARDING THE OFFER TO EXCHANGE
         $100,000,000 PRINCIPAL AMOUNT OF 7 1/2% SENIOR NOTES DUE 2008
                          FOR ANY AND ALL OUTSTANDING
         $100,000,000 PRINCIPAL AMOUNT OF 7 1/2% SENIOR NOTES DUE 2008
                                      OF
                                TUBOSCOPE INC.

To Registered Holders and The Depository Trust Company Participants:

  We are enclosing herewith the materials listed below relating the offer by Tuboscope Inc. (the "Company") to exchange its new 7 1/2% Senior Notes due 2008 (the "Exchange Notes"), pursuant to an offering registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 7 1/2% Senior Notes due 2008 (the "Private Notes") upon the terms and subject to the conditions set forth
in the Company's Prospectus, dated             , 1998, and the related Letter
of Transmittal (which together constitute the "Exchange Offer").

  Enclosed herewith are copies of the following documents:

    1. Prospectus dated             ;

    2. Letter of Transmittal;

    3. Notice of Guaranteed Delivery;

    4. Instruction to Registered Holder or DTC Participant from Beneficial Owner; and

    5. Letter which may be sent to your clients for whose account you hold Definitive Registered Notes or Book-Entry Interests representing Private Notes in your name or in the name of your nominee, to accompany the instruction form referred to above, for obtaining such client's instruction with regard to the Exchange Offer.

  We urge you to contact your clients promptly. Please note that the Exchange
Offer will expire at 5:00 p.m., New York City time, on           , 1998,
unless extended.

  The Exchange Offer is not conditioned upon any minimum number of Private Notes being tendered.

  To participate in the Exchange Offer, a beneficial holder must either (i) cause to be delivered to The Bank of New York (the "Exchange Agent"), at the address set forth in the Letter of Transmittal, Definitive Registered Notes in proper form for transfer together with a properly executed Letter of Transmittal or (ii) cause a DTC Participant to tender such holder's Private Notes to the Exchange Agent's account maintained at the Depository Trust Company ("DTC") for the benefit of the Exchange Agent through DTC's Automated Tender Offer Program ("ATOP"), including transmission of a computer-generated message that acknowledges and agrees to be bound by the terms of the Letter of Transmittal. By complying with DTC's ATOP procedures with respect to the Exchange Offer, the DTC Participant confirms on behalf of itself and the beneficial owners of tendered Private Notes all provisions of the Letter of Transmittal applicable to it and such beneficial owners as fully as if it completed, executed and returned the Letter of Transmittal to the Exchange Agent.

  Pursuant to the Letter of Transmittal, each holder of Private Notes will represent to the Company that: (i) the Exchange Notes or Book-Entry Interests therein to be acquired by the undersigned (the "Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the undersigned in the ordinary course of business of the undersigned, (ii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned understands that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Private Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or
Item 508, as applicable, of Regulation S-K of the Commission and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in clause (v) above. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive Exchange Notes for its own account pursuant to the Exchange Offer, the undersigned represents that the Private Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned does not and will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The enclosed "Instruction to Registered Holder or DTC Participant from Beneficial owner" form contains an authorization by the beneficial owners of Private Notes for you to make the foregoing representations.

  The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Private Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Private Notes to it, except as otherwise provided in Instruction 7 of the enclosed Letter of Transmittal.

  Additional copies of the enclosed material are obtained from The Bank of New York, 101 Barclay Street--Floor 7E, New York, New York 10286, Attention:
Corporate Trust Operations.

                                          Very truly yours,

                                          TUBOSCOPE INC.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU, THE AGENT OF TUBOSCOPE INC. OR THE BANK OF NEW YORK OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

              INSTRUCTION TO REGISTERED HOLDER OR DTC PARTICIPANT
                             FROM BENEFICIAL OWNER
                                      FOR
                         7 1/2% SENIOR NOTES DUE 2008
                                      OF
                                TUBOSCOPE INC.

  The undersigned hereby acknowledges receipt of the Prospectus dated
         , 1998 (the "Prospectus"), of Tuboscope Inc., a company incorporated under the laws of Delaware (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal") that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus and the Letter of Transmittal.

  This will instruct you as to the action to be taken by you relating to the Exchange Offer with respect to the 7 1/2% Senior Notes due 2008 (the "Private Notes") held by you for the account of the undersigned.

  The principal amount of the Private Notes held by you for the account of the
undersigned is (fill in amount): $     principal amount of Private Notes.

  With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

  [_] To TENDER the following principal amount of Private Notes held by you for the account of the undersigned (insert amount of Private Notes to be
      tendered, if any): $    principal amount of Private Notes,

  [_] NOT to TENDER any Private Notes held by you for the account of the undersigned.

  If the undersigned instructs you to tender the Private Notes held by you for the account of the undersigned, it is understood that you are authorized:

    (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the Exchange Notes or Book-Entry Interests therein to be acquired by the undersigned (the "Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the undersigned in the ordinary course of business of the undersigned, (ii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned understands that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Private Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or
  Item 508, as applicable, of Regulation S-K of the Commission and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in clause (v) above. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive Exchange Notes for its own account pursuant to the Exchange Offer, the undersigned represents that the Private Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned does not and will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act;

    (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and

    (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Private Notes.

                                   SIGN HERE

Name of Beneficial Owner(s):___________________________________________________
Signature(s):__________________________________________________________________
Name(s) (please print):________________________________________________________
Address:_______________________________________________________________________
_______________________________________________________________________________
Telephone Number:______________________________________________________________
Taxpayer Identification or Social Security Number:_____________________________ Date:__________________________________________________________________________